UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2026

Reformation Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-43424	84-2302327
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

5801 S. 2nd St.

Vernon, CA 90058

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (213) 282-2025

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	REF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 31, 2026, the amended and restated certificate of incorporation (the “Certificate of Incorporation”) and the amended and restated bylaws (the “Bylaws”) of Reformation Inc., a Delaware corporation (the “Company”), became effective in connection with the closing of the initial public offering of shares of the Company’s common stock. As described in the final prospectus, dated July 29, 2026 (the “Prospectus”), relating to the Registration Statement on Form S-1 (File No. 333-297039), as amended, filed with the Securities and Exchange Commission on July 30, 2026, pursuant to Rule 424(b) under the Securities Act of 1933, as amended, the Company’s board of directors and stockholders previously approved the amendment and restatement of these documents to be effective as of the date of the closing of the Company’s initial public offering. A description of certain provisions of the Certificate of Incorporation and the Bylaws is set forth in the section titled “Description of Capital Stock” in the Prospectus.

The foregoing description of the Certificate of Incorporation and the Bylaws is qualified in its entirety by reference to (1) the Certificate of Incorporation filed as Exhibit 3.1 hereto and (2) the Bylaws filed as Exhibit 3.2 hereto, each of which is incorporated herein by reference.

Item 8.01 Other Events.

On July 31, 2026, the Company completed its initial public offering of 14,062,500 shares of its common stock at a price to the public of $15.00 per share, which included the sale by the selling stockholders of 4,583,679 shares of the Company’s common stock. The aggregate gross proceeds to the Company and the selling stockholders from the initial public offering were approximately $210.9 million before deducting underwriting discounts and commissions and estimated offering expenses. The Company did not receive any proceeds from the sale of shares of common stock in the offering by the selling stockholders.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of Reformation Inc.

3.2	Amended and Restated Bylaws of Reformation Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REFORMATION INC.

Date: August 3, 2026	By:	/s/ Hali Borenstein
Hali Borenstein
Chief Executive Officer

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